UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 14, 2025

UNIFIRST CORPORATION

(Exact name of registrant as specified in its charter)

Massachusetts	001-08504	04-2103460
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

68 Jonspin Road, Wilmington, Massachusetts	01887
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (978) 658-8888

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 par value per share	UNF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Shareholders of UniFirst Corporation (the “Company”) held on January 14, 2025, the Company’s shareholders voted on and approved (1) the election of Cynthia Croatti, Sergio A. Pupkin and Cecilia McKenney as Class III Directors, each to serve for a term of three years until the 2028 Annual Meeting of Shareholders and until their respective successors are duly elected and qualified, (2) on a non-binding, advisory basis, the compensation of the Company’s named executive officers as more fully described in the Company’s Proxy Statement filed with the Securities and Exchange Commission on December 5, 2024 (the “Proxy Statement”), and (3) the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending August 30, 2025. The votes cast by the holders of the Company’s Common Stock and Class B Common Stock on each of the foregoing proposals were as follows:

Proposal 1: Election of three Class III Directors, nominated by the Board of Directors, each to serve for a term of three years until the 2028 Annual Meeting of Shareholders and until their respective successors are duly elected and qualified.

Common Stock				Class B Common Stock
			Broker			Broker
	For	Withheld	Non-Votes	For	Withheld	Non-Votes
Cynthia Croatti	11,167,852	2,622,963	669,608	29,190,750	809,310	—
Sergio A. Pupkin	5,430,279	8,360,536	669,608	—	—	—
Cecilia McKenney	11,954,163	1,836,652	669,608	—	—	—

Based on the votes set forth above, each of the three nominees listed above was duly elected as a Class III Director to serve for a term of three years until the 2028 Annual Meeting of Shareholders and until their respective successors are duly elected and qualified.

Proposal 2: Approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers as more fully described in the Proxy Statement.

Common Stock				Class B Common Stock
			Broker				Broker
For	Against	Abstain	Non-Votes	For	Against	Abstain	Non-Votes
12,346,159	1,435,313	9,343	669,608	29,190,750	809,310	—	—

Based on the votes set forth above, the compensation of the Company’s named executive officers as more fully described in the Proxy Statement was duly approved by the Company’s shareholders.

Proposal 3: Ratification of appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending August 30, 2025.

Common Stock				Class B Common Stock
			Broker				Broker
For	Against	Abstain	Non-Votes	For	Against	Abstain	Non-Votes
13,833,305	621,220	5,898	—	29,910,020	90,040	—	—

Based on the votes set forth above, the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending August 30, 2025 was duly ratified by the Company’s shareholders.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIFIRST CORPORATION

Date: January 16, 2025	By:	/s/ Shane O’Connor
Shane O’Connor
Executive Vice President and Chief Financial Officer